For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS Global Allocation Fund________                                         ___

Name of Adviser or Sub-Adviser:

1. Issuer: UBS Global Asset Management (America) Inc.

2. Date of Purchase: 10/09/2006           3.  Date offering commenced:  10/09/2006

4. Underwriter(s) from whom purchased: Merril Lynch, London

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    128,417 shares

7. Aggregate principal amount or total number of shares of offering:   142,857,000 shares

8. Purchase price (net of fees and expenses):  GBP 5.60

9. Initial public offering price per unit or share:  GBP 5.60

10. Commission, spread or profit:    % $ GBP 0.1375

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Sam Chung   Date: 06/12/2006
Print Name: Sam Chung

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  _ The UBS Funds – UBS Global Equity Fund________                                         ___

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  Experian Group Ordinary Shares

2. Date of Purchase:   10/09/2006         3.  Date offering commenced:  10/09/2006

4. Underwriter(s) from whom purchased:  Merril Lynch, London

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    57,861 shares

7. Aggregate principal amount or total number of shares of offering:    142,857,000 shares

8. Purchase price (net of fees and expenses):  GBP 5.60

9. Initial public offering price:  GBP 5.60

10. Commission, spread or profit:        %  GBP 0.1375

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Sam Chung Date: 06/12/2006
Print Name:  Sam Chung

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FUND:  _ The UBS Funds – UBS International Equity Fund________
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Experian Group Ordinary Shares
2.  Date of Purchase:  10/09/2006                 3.  Date offering commenced: 10/09/2006
4.  Underwriter(s) from whom purchased:  Merrill Lynch, London
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS
6.  Aggregate principal amount or number of shares purchased:  30,502 shares
7.  Aggregate principal amount or total number of shares of offering:  142, 857, 000
8.  Purchase price (net of fees and expenses):  GBP 5.60
9.  Initial public offering price:  GBP 5.60
10.  Commission, spread or profit:  __________%              GBP 0.1375
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Sam Chung  Date: 6/12/06
Print Name: Sam Chung

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FUND:  the UBS Funds - UBS U.S. Equity Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ford Motor Co. 4.25% 12/15/2036
2.  Date of Purchase:  12/6//006  3.  Date offering commenced: 12/6/2006
4.  Underwriter(s) from whom purchased:  Salomon Smith Barney
5.  “Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  6,590,000 shares
7.  Aggregate principal amount or total number of shares of offering:  4,500,000.000
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _____1.20_______%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ James Malles  Date:1/11/07
Print Name: James Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS High Yield Fund_ _____________________________________________

Name of Adviser or Sub-Adviser: UBS Global Asset management (Americas) Inc.

1. Issuer: Mosaic Co. 7 5/8% 12/01/16

2. Date of Purchase: 11/16/2006           3.  Date offering commenced:  11/16/2006

4. Underwriter(s) from whom purchased: JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    130,000 shares

7. Aggregate principal amount or total number of shares of offering:   $475,000, 000

8. Purchase price (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Matt Iannucci   Date: 01/18/2007
Print Name: Matt Iannucci

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS High Yield Fund________                                                 _____

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Mosaic Co. 7 3/8% 12/01/2006

2. Date of Purchase:  11/16/2006          3.  Date offering commenced:  11/16/2006

4. Underwriter(s) from whom purchased: JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    130,000 shares

7. Aggregate principal amount or total number of shares of offering:  $475,000,000

8. Purchase price (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Matt Iannucci   Date: 01/18/2007
Print Name: Matt Iannucci

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Momentive Performance Materials Inc. 9 3/4% 12/01/14

2. Date of Purchase:  11/29/2006          3.  Date offering commenced:  11/29/2006

4. Underwriter(s) from whom purchased: JP Morgan Chase Securities

5. "Affiliated Underwriter" managing or participating in syndicate UBS

6. Aggregate principal amount or number of shares purchased:    275,000 shares

7. Aggregate principal amount or total number of shares of offering:   $765,000, 000

8. Purchase price (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   .375% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu-Yang Tan   Date: 12/15/2006
Print Name: Shu-Yang Tan

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS U.S. Small Cap Growth Fund____________             __________

Name of Adviser or Sub-Adviser:  UBS Global Asset management (Americas) Inc.

1. Issuer:  National Cinemedia, Inc.

2. Date of Purchase:   2/07/2007         3.  Date offering commenced:  02/07/2007

4. Underwriter(s) from whom purchased: Credit Suisse

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    100,400 shares

7. Aggregate principal amount or total number of shares of offering:   38,000,000 shares

8. Purchase price (net of fees and expenses):  $21.00

9. Initial public offering price per unit or share:  $21.00

10. Commission, spread or profit:   3.0% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Samuel Kim   Date: 03/16/2007
Print Name: Samuel Kim

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS U.S. Small Cap Growth Fund____________             __________

Name of Adviser or Sub-Adviser:  UBS Global Asset management (Americas) Inc.

1. Issuer:  Accuray Incorporated

2. Date of Purchase:  02/07/2007          3.  Date offering commenced:  02/07/2007

4. Underwriter(s) from whom purchased: JP Morgan

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    84,400 shares

7. Aggregate principal amount or total number of shares of offering:   16,000,000 shares

8. Purchase price (net of fees and expenses):  $18.00

9. Initial public offering price per unit or share:  $18.00

10. Commission, spread or profit:   4.2% $ 0.756 per share

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Edward Graham   Date: 03/16/2007
Print Name: Edward Graham

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS U.S. Small Cap Growth Fund____________             __________

Name of Adviser or Sub-Adviser:  UBS Global Asset management (Americas) Inc.

1. Issuer:  Sourcefire Inc.

2. Date of Purchase: 3/08/2007          3.  Date offering commenced:  3/08/2007

4. Underwriter(s) from whom purchased: Morgan Stanley & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    6100 shares

7. Aggregate principal amount or total number of shares of offering:   5,770,000 shares

8. Purchase price (net of fees and expenses):  $15.00

9. Initial public offering price per unit or share:  $15.00

10. Commission, spread or profit:   4.2% $ 0.63 per share

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ David Wabnik   Date: 03/22/2007
Print Name: David Wabnik

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Tube City IMS 9 ¾ % 2/1/2015

2. Date of Purchase:  1/18/2007          3.  Date offering commenced:  1/18/2007

4. Underwriter(s) from whom purchased: CS First Boston Corp

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $15,000.00

7. Aggregate principal amount or total number of shares of offering:   $225,000,000

8. Purchase price (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   2.625% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu-Yang Tan   Date: 03/9/2007
Print Name: Shu-Yang Tan

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Hawker Beechcraft Acquisition Company LLC 8 ½ % 4/1/2015

2. Date of Purchase:  3/16/2007          3.  Date offering commenced:  3/16/2007

4. Underwriter(s) from whom purchased: Goldman Sachs & Co.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment bank

6. Aggregate principal amount or number of shares purchased:    250,500 shares

7. Aggregate principal amount or total number of shares of offering:   400,000,000 shares

8. Purchase price (net of fees and expenses):  $100

9. Initial public offering price per unit or share:  $100

10. Commission, spread or profit:   1% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Shu-Yang Tan   Date: 05/17/2007
Print Name: Shu-Yang Tan

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS Global Allocation Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    132,074 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  $ 0.756

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS U.S. Large Cap Equity Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    66,250 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  $ 0.756

11. Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

d. The underwriting was a firm commitment underwriting.
X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund:  The UBS Funds – UBS U.S. Equity Alpha Fund

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer:  The Blackstone Group

2. Date of Purchase:   06/21/2007        3.  Date offering commenced:  06/21/2007

4. Underwriter(s) from whom purchased:  Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    21,162 shares

7. Aggregate principal amount or total number of shares of offering:    133,333,334 shares

8. Purchase price per unit or share (net of fees and expenses):  $31.00

9. Initial public offering price per unit or share:  $31.00

10. Commission, spread or profit:    %  $ 0.756

11. Have the following conditions been satisfied?
YES
NO
i. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

j. The securities were purchased prior to the end of the first day on which any sales are made (of, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

k. The securities were purchased at a price not more than the price paid by each purchaser in the offering.
X

l. The underwriting was a firm commitment underwriting.
X

m. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

n. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

o. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

p. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/ Jim Malles Date: 7/2/07
Print Name: Jim Malles

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Community Health Syatems, Inc. 8 7/8 % due 7/15/2015

2. Date of Purchase:  6/27/2007          3.  Date offering commenced:  6/27/2007

4. Underwriter(s) from whom purchased: CS First Boston Corp

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $1,588,704.00

7. Aggregate principal amount or total number of shares of offering:   $3,000,000,403.00

8. Purchase price (net of fees and expenses):  $99.294

9. Initial public offering price per unit or share:  $99.294

10. Commission, spread or profit:   1.75% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Thomas Haag   Date: 07/9/2007
Print Name: Thomas Haag

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS Absolute Return Bond Fund     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Edison Mission Energy 7.20% due 5/15/2019

2. Date of Purchase:  5/1/2007         3.  Date offering commenced:  5/1/2007

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $200,000.00

7. Aggregate principal amount or total number of shares of offering:   $800,000,000.00

8. Purchase price (net of fees and expenses):  $100.00

9. Initial public offering price per unit or share:  $100.00

10. Commission, spread or profit:   0.75% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Thomas N. Haag   Date: 5/29/2007
Print Name: Thomas N. Haag

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS Absolute Return Bond Fund     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Edison Mission Energy 7% due 5/15/2017

2. Date of Purchase:  5/1/2007         3.  Date offering commenced:  5/1/2007

4. Underwriter(s) from whom purchased: Citigroup

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $290,000.00

7. Aggregate principal amount or total number of shares of offering:   $1,200,000,000.00

8. Purchase price (net of fees and expenses):  $100.00

9. Initial public offering price per unit or share:  $100.00

10. Commission, spread or profit:   0.75% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Thomas N. Haag   Date: 6/4/2007
Print Name: Thomas N. Haag

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Petroplus Finance Limited 7% due  5/1/2017

2. Date of Purchase:  4/25/2007         3.  Date offering commenced:  4/25/2007

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $175,000.00

7. Aggregate principal amount or total number of shares of offering:   $600,000,000.00

8. Purchase price (net of fees and expenses):  $100.00

9. Initial public offering price per unit or share:  $100.00

10. Commission, spread or profit:   0.60% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Thomas N. Haag   Date: 5/30/2007
Print Name: Thomas N. Haag

For period ending June 30, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

Fund: The UBS Funds – UBS High Yield Fund__________     ____________________________

Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.

1. Issuer:  Petroplus Finance Limited 6 ¾ % due  5/1/2014

2. Date of Purchase:  4/25/2007         3.  Date offering commenced:  4/25/2007

4. Underwriter(s) from whom purchased: Morgan Stanley & Co. Inc.

5. "Affiliated Underwriter" managing or participating in syndicate UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:    $175,000.00

7. Aggregate principal amount or total number of shares of offering:   $600,000,000.00

8. Purchase price (net of fees and expenses):  $100.00

9. Initial public offering price per unit or share:  $100.00

10. Commission, spread or profit:   0.60% $

11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Thomas N. Haag   Date: 5/30/2007
Print Name: Thomas N. Haag

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1